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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 16, 2002


                          CHARTER COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
         --------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)

      000-27927                                        43-1857213
------------------------                ----------------------------------------
(Commission File Number)                (Federal Employer Identification Number)

       12405 Powerscourt Drive
         St. Louis,  Missouri                              63131
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (314) 965-0555
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

         On August 16, 2002, Charter Communications, Inc. announced that it had received a grand jury subpoena from the United States District Attorney's Office for the Eastern District of Missouri requesting documents relating to the Company's current and disconnected customers, and its policies and procedures relating to the capitalization or expense of various costs and related matters.

         A copy of the press release announcing the subpoena is being filed as
Exhibit 99.1 with this report.
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ITEM 7. EXHIBITS

Press release dated August 16, 2002.*

* filed herewith
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHARTER COMMUNICATIONS, INC.,
                                   Registrant


                                   By: /s/ KENT D. KALKWARF
                                   -----------------------------------
                                   Name:  Kent D. Kalkwarf
                                   Title: Executive Vice President and
                                   Chief Financial Officer
                                   (Principal Financial Officer and
                                   Principal Accounting Officer)


Dated:  August 16, 2002

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                                  EXHIBIT INDEX


Exhibit
Number           Description
------           -----------
99.1           Press release dated August 16, 2002.